JAN 31, 2013	Monthly Insight The China Fund, Inc. (CHN)

Investment Objective
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Performance Overview
Performance History	1 month	3 months	YTD	1 Year	3 Years (p.a.)	5 Years (p.a.)	10 Years (p.a.)	Since Inception
NAV (%)	4.65	11.30	4.65	13.05	4.96	4.01	18.10	10.95
Market price (%)	4.95	18.67	4.95	17.86	6.42	6.43	18.99	10.24
Benchmark (%)	3.44	10.18	3.44	15.35	8.37	3.41	13.02	N/A

Performance History	2012	2011	2010	2009	2008	2007	2006	2005
NAV (%)	12.07	-24.37	27.25	72.82	-46.95	86.20	57.10	6.09
Market price (%)	20.46	-27.51	23.60	72.19	-40.65	50.24	65.67	-21.51
Benchmark (%)	22.65	-18.36	13.60	67.12	-49.37	37.97	39.50	10.27

Source : State Street Bank and Trust Company. Source for index data: MSCI as at January 31, 2013.

Portfolio Analysis

Source : State Street Bank and Trust Company as at January 31, 2013.	* China includes A-shares (5.4%), A-share equity linked securities (8.1%), B-shares (0.0%), H-shares (14.1%) and Red-chips (16.4%).

The China Fund, Inc. (CHN)

Portfolio Analysis (continued)

Top 10 Holdings	Sector	%	Direct Investments	Sector	%
INDUSTRIAL & COMMERCIAL BANK OF CHINA	FINANCIALS	6.0	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 5/16/13	OTHERS	1.5
SUN HUNG KAI PROPERTIES, LTD.	FINANCIALS	5.8	GOLDEN MEDITECH HOLDINGS, LTD. 15.0%, 11/16/13	OTHERS	1.4
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	I.T.	5.6
HAND ENTERPRISE SOLUTIONS CO., LTD.	I.T.	5.4
CHINA EVERBRIGHT INTERNATIONAL, LTD.	INDUSTRIALS	3.9
CHINA MOBILE, LTD.	TELECOM	3.5
DIGITAL CHINA HOLDINGS, LTD.	I.T.	3.1
PING AN INSURANCE , LTD.	FINANCIALS	2.9
ENN ENERGY HOLDINGS, LTD.	UTILITIES	2.8
CHINA RESOURCES LAND, LTD.	FINANCIALS	2.8
Total		41.8		Total	2.9

Source : State Street Bank and Trust Company as at January 31, 2013.

Fund Details

NAV	$23.63
Market price	$22.47
Premium/Discount	-4.91%
Market cap	US$358.0m
Shares outstanding	15,932,408
Exchange listed	NYSE
Listing date	July 10, 1992
Benchmark	MSCI Golden Dragon Index (Total Return)
Fund Manager	Christina Chung
Listed and direct investment manager	RCM Asia Pacific Limited

Source : State Street Bank and Trust Company as at January 31, 2013.

Dividend History (10 years)

Declaration date	Ex-dividend date	Record date	Payable date	Dividend/ Share	Income	Long-term Capital	Short-term Capital
10 Dec 2012	20 Dec 2012	24 Dec 2012	28 Dec 2012	3.2517	0.3473	2.9044	0.0000
8 Dec 2011	21 Dec 2011	23 Dec 2011	29 Dec 2011	2.9964	0.1742	2.8222	0.0000
8 Dec 2010	21 Dec 2010	24 Dec 2010	29 Dec 2010	2.2742	0.3746	1.8996	0.0000
9 Dec 2009	22 Dec 2009	24 Dec 2009	29 Dec 2009	0.2557	0.2557	0.0000	0.0000
8 Dec 2008	22 Dec 2008	24 Dec 2008	23 Jan 2009	5.8174	0.4813	5.3361	0.0000
7 Dec 2007	19 Dec 2007	21 Dec 2007	25 Jan 2008	12.1200	0.2800	9.0000	2.8400
8 Dec 2006	19 Dec 2006	21 Dec 2006	29 Dec 2006	4.0117	0.2996	2.7309	0.9812
9 Dec 2005	19 Dec 2005	21 Dec 2005	29 Dec 2005	2.5119	0.2172	2.2947	0.0000
13 Dec 2004	20 Dec 2004	22 Dec 2004	7 Jan 2005	3.5701	0.1963	3.2664	0.1074
19 Dec 2003	29 Dec 2003	31 Dec 2003	15 Jan 2004	1.7800	0.0700	0.6700	1.0400

Source : State Street Bank and Trust Company as at December 31, 2012

The China Fund, Inc. (CHN)

The China Fund Inc.   NAV  Performance  of  USD $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.
Source : State Street Bank and Trust Company as at January 31, 2013.

The China Fund Inc.  Premium /  Discount

Past performance is not a guide to future returns.
Source : State Street Bank and Trust Company as at January 31, 2013.

The China Fund, Inc. (CHN)

Manager’s Commentary

Market review

In January, China equities continued to hold up well as investors remained generally positive.  China macroeconomic data continued to be encouraging as the January Purchasing Managers’ Index (PMI) rose to a two-year high of 51.9 marking the fifth consecutive month of improvement.  Q4/2012 GDP, industrial production and full year fixed asset investment numbers were broadly in line with the market forecast.  Fund flows into China continued to favor the financial sector, especially the small banks and brokerages, given that the banking sector was seen as a proxy of the economy.  While there was not much news flow on the details of economic reforms, the market has generally built in expectations of reform measures to be initiated by the new leaders over the course of the year.

In Taiwan, the market also sees positive developments in cross-strait cooperation between mainland China and Taiwan. The central bank of Taiwan signed an agreement with the Bank of China's Taipei branch, which officially kicked off the RMB business in Taiwan. This was part of a series of new measures to facilitate the liberalization of trade and investment with mainland China, which were generally perceived as a positive for this small and open economy over the long run.

Fund review

In January, the Fund outperformed relative to the benchmark mainly due to stock selection in the information technology and health care sectors.

The top contributor for the month was Hand Enterprise Solution.  The share price was supported by the stable spending in the high-end IT market and benefits from the expansion of IT giants in the domestic high-end enterprise resource planning (ERP) segment.  Another key contributor, Shenzhen International outperformed mainly due to positive news flow regarding the development of the Qianhai financial district, which provided the catalyst for the company’s share price.  On the other hand, the share price of Kweichow Moutai continued to be weak due to the crackdown on extravagant spending by officials and state-owned enterprises' limited outlays on food and drink.

Outlook

On the heels of a sharp rebound in China equities since September 2012, we would expect share price consolidation in the short term. We are also entering into the earnings results reporting season. While 2012 earnings results are unlikely to have a significant impact on share prices, investors will continue to focus on the corporate earnings outlook. After an expected period of consolidation, a cyclical recovery in corporate earnings and reasonable valuations that drove the recent market should lead to further upside in China equities. As such, we would continue to look for opportunities to add exposure in selective domestic cyclical sectors, particularly the financials as well as secular growth areas.

Source : RCM Asia Pacific Limited as at January 31, 2013.

The China Fund, Inc. (CHN)

Portfolio Holdings

CUSIP	Security Description	Cost Base	Base MV	Shares		Percentage of Net Assets
B1G1QD902	Industrial & Commercial Bank of China	20,739,449.00	22,460,061.00	29,829,000		6.0
685992000	Sun Hung Kai Properties, Ltd.	18,258,411.00	21,828,534.00	1,331,000		5.8
688910900	Taiwan Semiconductor Manufacturing Co., Ltd.	16,072,089.00	20,914,297.00	6,084,000		5.6
B3VN92906	HAND Enterprise Solutions Co., Ltd.	1,793,493.00	20,290,740.00	6,369,715		5.4
663094902	China Everbright International, Ltd.	12,183,629.00	14,819,270.00	26,730,000		3.9
607355906	China Mobile, Ltd.	12,606,802.00	13,098,459.00	1,191,000		3.5
635186901	Digital China Holdings, Ltd.	13,205,899.00	11,731,518.00	7,256,000		3.1
913BMZ902	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13)	9,494,980.00	10,889,183.00	1,418,047		2.9
633393905	Enn Energy Holdings, Ltd.	606,420.00	10,613,573.00	2,204,000		2.8
619376908	China Resources Land, Ltd.	5,946,868.00	10,432,862.00	3,436,000		2.8
B6WY99909	China Medical System Holdings, Ltd.	853,792.00	10,020,247.00	11,669,300		2.7
674842901	Ruentex Development Co., Ltd.	3,423,335.00	9,722,099.00	4,416,301		2.6
B01CT3905	Tencent Holdings, Ltd.	7,312,795.00	9,171,413.00	262,100		2.4
644094906	Taiwan FamilyMart Co., Ltd.	1,631,072.00	8,783,433.00	1,942,652		2.3
B00G0S903	CNOOC, Ltd.	8,859,687.00	8,743,770.00	4,228,000		2.3
17313A533	Gree Electric Appliances, Inc. Access Product (expiration 01/17/14)	6,453,442.00	8,569,463.00	1,838,546		2.3
B2R2ZC908	CSR Corp., Ltd.	7,466,210.00	8,181,059.00	9,930,000		2.2
643648900	Shenzhen International Holdings, Ltd.	3,714,750.00	8,093,801.00	60,947,500		2.1
671815900	Qingling Motors Co., Ltd.	8,718,221.00	7,990,459.00	28,960,000		2.1
B1YMYT902	Hiwin Technologies Corp.	9,693,067.00	7,567,160.00	942,750		2.0
B15456906	Bank of China, Ltd.	6,465,433.00	6,795,786.00	13,762,000		1.8
634007900	Kunlun Energy Co., Ltd.	5,034,472.00	6,496,745.00	3,122,000		1.7
959GRNII9	Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14	6,178,274.00	6,477,849.00	200,000,000		1.7
670039007	Uni-President Enterprises Corp.	1,090,258.00	6,434,116.00	3,667,508		1.7
629099904	WT Microelectronics Co., Ltd.	5,796,850.00	6,137,346.00	4,819,530		1.6
637248907	MediaTek Inc.	6,194,126.00	6,115,083.00	559,000		1.6
626073902	Delta Electronics, Inc.	4,550,608.00	5,852,539.00	1,615,000		1.7
99ZMCS903	Kweichow Moutai Co., Ltd. Access Product (expiration 10/26/15)	7,383,669.00	5,833,253.00	204,751		1.5
626735906	Hong Kong Exchanges and Clearing, Ltd.	4,947,274.00	5,820,933.00	306,500		1.5
986PLF007	Golden Meditech Holdings, Ltd. 15.0%, 5/16/13	5,557,209.00	5,554,164.00	58,222,500	^	1.5
986PLG005	Golden Meditech Holdings, Ltd. 15.0%, 11/16/13	5,557,209.00	5,554,164.00	58,222,500	^	1.4
620267906	Advantech Co., Ltd.	4,104,779.00	5,370,565.00	1,284,000		1.4
644806002	Hutchison Whampoa, Ltd.	4,088,915.00	5,063,802.00	453,000		1.3
651795908	Natural Beauty Bio-Technology, Ltd.	4,906,910.00	4,859,548.00	47,710,000		1.3
643055908	Golden Meditech Holdings, Ltd.	4,555,715.00	4,382,231.00	35,040,000		1.2
600245005	ASM Pacific Technology, Ltd.	4,294,518.00	4,084,610.00	323,600		1.1
B633D9904	Zhongsheng Group Holdings, Ltd.	3,466,065.00	3,981,305.00	2,662,000		1.1
665157905	Comba Telecom Systems Holdings, Ltd.	7,565,579.00	3,970,241.00	10,958,500		1.1
B236JB905	Tiangong International Co Ltd	3,744,634.00	3,887,577.00	12,616,000		1.0
B1JNK8908	China Coal Energy Co., Ltd.	4,377,475.00	3,801,845.00	3,405,000		1.0
B3ZVDV905	Sinopharm Group Co., Ltd.	2,527,529.00	3,719,110.00	1,212,000		1.0
B1CKXF901	Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/20/15)	3,096,799.00	3,616,380.00	825,469		1.0
B1TDQL904	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 01/17/14)	1,566,145.00	1,611,822.00	209,900		0.4
B4PTR3906	Fook Woo Group Holdings, Ltd.	7,974,083.00	1,119,475.00	25,314,000		0.3
B04W2V905	FU JI Food & Catering Services	4,246,696.00	0.00	5,462,000		0.0
ACI0090H8	Zong Su Foods (acquired 09/21/10)	15,000,034.00	0.00	2,677		0.0

^Nominal value owed in HK dollars.

Source : State Street Bank and Trust Company as at January 31, 2013.

The China Fund, Inc. (CHN)

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund’s website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.